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                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            Schedule 14A Information

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No.___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         MassMutual Corporate Investors
                       MassMutual Participation Investors
                         ------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1)  Title of each class of securities to which transaction applies:
       -------------------------------------------------------------------------
       2)  Aggregate number of securities to which transaction applies:
       -------------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       -------------------------------------------------------------------------
       4)  Proposed maximum aggregate value of transaction:
       -------------------------------------------------------------------------
       5)  Total fee paid:
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[ ] Fee paid previously with preliminary materials.
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


                         MASSMUTUAL CORPORATE INVESTORS
                       MASSMUTUAL PARTICIPATION INVESTORS

                                    [LOGOS]






                        Notice of Joint Annual Meeting of
                        Shareholders and Proxy Statement



                                      TIME
                             Friday, April 15, 2011
                                  At 1:30 p.m.




                                      PLACE
                                    Oak Room
                   Massachusetts Mutual Life Insurance Company
                                1295 State Street
                        Springfield, Massachusetts 01111



--------------------------------------------------------------------------------

      Please date, fill in, and sign the enclosed proxy card(s) and mail in the enclosed return envelope which requires no postage if mailed in the United States or vote on the internet by following the instructions in the notice and proxy card(s).

--------------------------------------------------------------------------------
                                                                      MMCIPI4858

                         MASSMUTUAL CORPORATE INVESTORS
                       MASSMUTUAL PARTICIPATION INVESTORS
                           Springfield, Massachusetts





Dear Shareholder:

The 2011 Joint Annual Meeting of Shareholders (the "Meeting") of MassMutual Corporate Investors and MassMutual Participation Investors (the "Trusts") will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, at 1:30 p.m., Eastern Time, on Friday, April 15, 2011. A Notice and a Proxy Statement regarding the Meeting, proxy card(s) for your vote at the Meeting, and a postage prepaid envelope in which to return your proxy card(s) are enclosed.

BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD(S) OR BY VOTING ON THE INTERNET YOU CAN HELP THE TRUSTS AVOID THE EXPENSE OF SENDING FOLLOW-UP LETTERS TO OBTAIN THE ATTENDANCE OF A MAJORITY OF THE OUTSTANDING SHARES. You are earnestly requested to vote your proxy in order that the necessary quorum may be represented at the Meeting. If you later find that you can be present in person, you may, if you wish, revoke your proxy then and vote your shares in person.

At the Meeting, shareholders of each Trust will be asked to elect three Trustees. The Board of Trustees of each Trust recommend that shareholders elect the nominated Trustees.

I look forward to your attendance at this Meeting because it will provide us with an opportunity to inform you about the progress of the Trusts.

                                                        Sincerely,

                                                        /s/ Clifford M. Noreen

                                                        Clifford M. Noreen
                                                        Chairman

                         MASSMUTUAL CORPORATE INVESTORS
                       MASSMUTUAL PARTICIPATION INVESTORS
                        1500 Main Street, P.O. Box 15189
                           Springfield, MA 01115-5189

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF
MASSMUTUAL CORPORATE INVESTORS AND MASSMUTUAL PARTICIPATION INVESTORS:

The Annual Meeting of Shareholders of MassMutual Corporate Investors and MassMutual Participation Investors (each a "Trust") will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 15, 2011, at 1:30 p.m., Eastern Time (the "Meeting"), for the following purposes:

(1) to elect as Trustees Michael H. Brown, Corine T. Norgaard, and Maleyne M. Syracuse for three-year terms, or until their respective successors are duly elected and qualified; and

(2) to transact such other business as may properly come before the Meeting or any adjournment thereof.

Although the Trusts' annual meetings are held together for convenience in order to hear common presentations, each Trust's shareholders take action independently of the other. Holders of record of the shares of beneficial interest of each Trust at the close of business on February 14, 2011, are entitled to vote at the Meeting or any adjournment thereof.

If you attend the Meeting, you may vote your shares in person. Whether or not you intend to attend the Meeting in person, you may vote in any of the following ways:

1. Internet: Have your proxy card(s) available. Vote on the Internet by accessing the website address on your proxy card(s). Enter your control number from your proxy card(s). Follow the instructions found on the website; or

2. Mail: Vote, sign and return your proxy card(s) in the enclosed postage-paid envelope.

                                                 By order of the Boards
                                                 of Trustees,

                                                 /s/ Christopher A. DeFrancis

                                                 Christopher A. DeFrancis
                                                 Vice President and Secretary



Springfield, Massachusetts
March 4, 2011

PLEASE EITHER VOTE YOUR PROXY ON THE INTERNET OR COMPLETE, DATE, AND SIGN THE PROXY CARD(S) FOR THE SHARES HELD BY YOU AND RETURN THE PROXY CARD(S) IN THE ENVELOPE PROVIDED SO THAT YOUR VOTE CAN BE RECORDED. IT IS IMPORTANT THAT YOU VOTE YOUR PROXY PROMPTLY, REGARDLESS OF THE SIZE OF YOUR HOLDINGS, SO THAT A QUORUM MAY BE ASSURED.

                         MASSMUTUAL CORPORATE INVESTORS
                       MASSMUTUAL PARTICIPATION INVESTORS

                             JOINT PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of MassMutual Corporate Investors ("MCI") and of MassMutual Participation Investors ("MPV" and, together with MCI, each is referred to separately as the "Trust" and collectively as the "Trusts") for use at the Annual Meeting of its Shareholders (the "Annual Meeting" or "Meeting"), to be held in the Oak Room of Massachusetts Mutual Life Insurance Company ("MassMutual"), 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 15, 2011, at 1:30 p.m., Eastern Time. Unless otherwise indicated, all information in this Proxy Statement and each Proposal ("Proposal") applies separately to each Trust.

This Proxy Statement and the accompanying letter to shareholders from the Chairman of the Board of Trustees, Notice of Annual Meeting of Shareholders, and proxy card(s) are being mailed on or about March 4, 2011, to shareholders of record on February 14, 2011, the record date. Each Trust's principal business office is c/o Babson Capital Management LLC ("Babson Capital"), 1500 Main Street, P.O. Box 15189, Springfield, Massachusetts 01115-5189.

Holders of the shares of beneficial interest of each Trust ("shares") of record at the close of business on February 14, 2011 will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 9,476,093 shares of MCI outstanding and 10,065,356 shares of MPV outstanding on the record date. The Trusts, to the best of their knowledge, are not aware of any beneficial owner of more than 5% of the outstanding shares of each Trust. However, MassMutual, the ultimate parent company of Babson Capital, may be deemed a beneficial owner of more than 5% of the outstanding shares of MCI by reason of it owning a $30,000,000 Senior Fixed Rate Convertible Note due November 15, 2017 (the "MCI Note") issued by the Trust. Similarly, MassMutual may be deemed a beneficial owner of more than 5% of the outstanding shares of MPV by reason of it owning a $12,000,000 Senior Fixed Rate Convertible Note due December 13, 2011 (the "MPV Note" and, together with "MCI Note" each a "Note" and collectively the "Notes"). MassMutual, at its option, can convert the principal amount of each Note into shares. The dollar amount of principal would be converted into an equivalent dollar amount of shares based upon the average price of the shares for ten business days prior to the notice of conversion.

Any person giving a proxy has power to revoke it by mail or in person at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein.

Pursuant to the By-Laws of each Trust, the presence at the Annual Meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes shall be a quorum for the transaction of business. A plurality of votes cast is required to elect Trustees. Thus, for each Trust, the three nominees for election at the Annual Meeting who receive the greatest number of votes properly cast for the election of Trustees shall be elected Trustees.

Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by each Trust to act as election inspectors for the Meeting. The election inspectors will count the total number of votes cast "for" approval of the Proposals for purposes of determining whether sufficient affirmative votes have been cast. The election inspectors will count shares represented by proxies that withhold authority to vote for a nominee for election as a Trustee or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not exercise the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, abstentions and broker non-votes have no effect on the outcome of the Proposal so long as a quorum is present.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON FRIDAY, APRIL 15, 2011. THE JOINT PROXY STATEMENT AND EACH TRUST'S MOST RECENT ANNUAL REPORT ARE AVAILABLE ON THE INTERNET AT HTTP://WWW.BABSONCAPITAL.COM/MCI AND HTTP://WWW.BABSONCAPITAL.COM/MPV. A COPY OF THE JOINT PROXY STATEMENT IS ALSO AVAILABLE ON HTTPS://WWW.PROXYVOTE.COM. Each Trust will furnish, without charge, a copy of the Trust's annual report for its fiscal year ended December 31, 2010, and any more recent reports, to any Trust shareholder upon request. To request a copy, please write to the Trusts, c/o Babson Capital Management LLC, 1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189 or call the Trusts' transfer agent, Shareholder Financial Services, Inc., at 1-800-647-7374.

                              ELECTION OF TRUSTEES

The Board of Trustees (the "Board"), which oversees each Trust, provides broad supervision over the affairs of each Trust. Those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of each Trust or of Babson Capital are referred to as "Independent Trustees" throughout this Proxy Statement. Babson Capital is responsible for the investment management of each Trust's assets and for providing a variety of other administrative services to each Trust. The officers of each Trust are responsible for its operations.

The Board of Trustees of each Trust is currently comprised of nine Trustees with terms expiring in 2011, 2012 and 2013. The terms of Michael H. Brown, Corine T. Norgaard and Maleyne M. Syracuse expire this year. Each Trust's Nominating Committee nominated Mr. Brown, Dr. Norgaard and Ms. Syracuse for re-election as Independent Trustees to the Board for three-year terms. Due to each Trust's mandatory retirement policy, Dr. Norgaard will retire at the end of the second year of her three-year term. All nominees, if elected, are to serve their respective terms, or until each of their successors is duly elected and qualified.

INFORMATION CONCERNING TRUSTEES, NOMINEES FOR TRUSTEE AND OFFICERS OF EACH TRUST

Set forth below after the name of each nominee for Trustee and for each Trustee whose term will continue after this Meeting, is his or her present office with each Trust, age, term of office and length of such term served, principal occupation during the past five years, certain other of the Trustee's directorships, and certain other information required to be disclosed in this Proxy Statement. Also, set forth below is a list of each Trust's senior officers ("Officers") along with his or her position with the Trust, term of office and length of such term served, and principal occupation or employment for the past five years.

For purposes of the following Trustee tables, the term "fund complex" includes the Trusts, MassMutual Premier Funds, MML Series Investment Fund, MML Series Investment Fund II and MassMutual Select Funds.

                              INTERESTED TRUSTEES

                                                                                  PORTFOLIOS
                          POSITION(S)    OFFICE TERM         PRINCIPAL             OVERSEEN
       NAME (AGE),         WITH THE     AND LENGTH OF    OCCUPATIONS DURING         IN FUND
        ADDRESS            TRUST(S)      TIME SERVED        PAST 5 YEARS            COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
CLIFFORD M. NOREEN* (53)  Trustee,      Term expires    President (since 2008),        2    President (since 2009), Senior Vice
                          Chairman      2012; Trustee   Vice Chairman (2007-2008),          President (1996-2009), HYP Management
1500 Main Street                        since 2009      Member of the Board of              LLC (LLC Manager); Director (since
P.O. Box 15189                                          Managers (since 2006),              2005), MassMutual Corporate Value
Springfield, MA 01115-5189                              Managing Director (since            Limited (investment company); Director
                                                        2000), Babson Capital;              (since 2005), MassMutual Corporate Value
                                                        President (2005-2009),              Partners Limited (investment company);
                                                        Vice President (1993-2005)          Senior Vice President (1996-2008), MMHC
                                                        of the Trusts.                      Investment LLC (passive investor);
                                                                                            Managing Director (2006-2009),
                                                                                            MassMutual Capital Partners LLC
                                                                                            (investment company); Director (since
                                                                                            2008), Jefferies Finance LLC (a finance
                                                                                            company); Chairman and Chief Executive
                                                                                            Officer (since 2009), Manager (since
                                                                                            2007), MMC Equipment Finance LLC;
                                                                                            Chairman (since 2009), Trustee (since
                                                                                            2005), President (2005-2009), MMCI
                                                                                            Subsidiary Trust and MMPI Subsidiary
                                                                                            Trust; and Member of Investment
                                                                                            Committee (since 1999), Diocese of
                                                                                            Springfield.

* Mr. Noreen is classified as an "interested person" of each Trust and Babson Capital (as defined by the Investment Company Act of
  1940, as amended) because of his position as an Officer of each Trust and President of Babson Capital.

                              INTERESTED TRUSTEES

                                                                                  PORTFOLIOS
                          POSITION(S)    OFFICE TERM         PRINCIPAL             OVERSEEN
       NAME (AGE),         WITH THE     AND LENGTH OF    OCCUPATIONS DURING         IN FUND
        ADDRESS            TRUST(S)      TIME SERVED        PAST 5 YEARS            COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. JOYAL* (66)     Trustee       Term expires    President (2001-2003),        67    Director (since 2006), Jefferies Group,
                                        2013; Trustee   Babson Capital; and                 Inc. (financial services); Director
1500 Main Street                        since 2003      President (1993-2003)               (2003-2010), Alabama Aircraft
P.O. Box 15189                                          of the Trusts.                      Industries, Inc. (aircraft maintenance
Springfield, MA 01115-5189                                                                  and overhaul); Director (since 2007),
                                                                                            Scottish Re Group Ltd. (global life
                                                                                            reinsurance specialist); Director
                                                                                            (2005-2006), York Enhanced Strategy Fund
                                                                                            (closed-end fund); Trustee (since 2003),
                                                                                            MassMutual Select Funds, (an open-end
                                                                                            investment company advised by
                                                                                            MassMutual); Trustee (since 2003), MML
                                                                                            Series Investment Fund (an open-end
                                                                                            investment company advised by
                                                                                            MassMutual); and Trustee (1998-2003),
                                                                                            President (2001-2003), Senior Vice
                                                                                            President (1998-2001), MMCI Subsidiary
                                                                                            Trust and MMPI Subsidiary Trust.

* Mr. Joyal retired as President of Babson Capital in June 2003. In addition and as noted above, Mr. Joyal is a director of
  Jefferies Group, Inc., which has a wholly-owned broker-dealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trusts, other investment companies advised by Babson Capital or any other advisory accounts over which Babson Capital has brokerage placement discretion. Accordingly, the Trusts have determined to classify Mr. Joyal as an
  "interested person" of the Trusts and Babson Capital (as defined by the Investment Company Act of 1940, as amended).

                              INDEPENDENT TRUSTEES

                                                                                  PORTFOLIOS
                          POSITION(S)    OFFICE TERM         PRINCIPAL             OVERSEEN
       NAME (AGE),         WITH THE     AND LENGTH OF    OCCUPATIONS DURING         IN FUND
        ADDRESS            TRUST(S)      TIME SERVED        PAST 5 YEARS            COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM J. BARRETT (71)   Trustee       Term expires    President (since 2010), WJ     2    Director (since 1979), TGC Industries,
                                        2012; Trustee   Barrett Associates, Inc.;           Inc. (geophysical services); Director
1500 Main Street                        since 2006      President (2002-2010),              and Secretary (since 2001 and from
P.O. Box 15189                                          Barrett-Gardner Associates,         1996-1997), Chase Packaging Corporation
Springfield, MA 01115-5189                              Inc. (private merchant              (agricultural services); Chairman and
                                                        bank).                              Director (since 2000), Rumson-Fair Haven
                                                                                            Bank and Trust Company (commercial bank
                                                                                            and trust company); and Director (since
                                                                                            1983), Executive Vice President,
                                                                                            Secretary and Assistant Treasurer (since
                                                                                            2004), Supreme Industries, Inc.
                                                                                            (specialized truck and body
                                                                                            manufacturer).


DONALD E. BENSON* (80)    Trustee       Term expires    Executive Vice President       2    Director (1997-2008), MAIR Holdings,
                                        2013; Trustee   and Director (since 1992),          Inc. (commuter airline holding company);
1500 Main Street                        since 1986 for  Marquette Financial                 and Director (since 1997), First
P.O. Box 15189                          MCI and since   Companies (financial                California Financial Group, Inc. (bank
Springfield, MA 01115-5189              1988 for MPV    services); and Partner              holding company).
                                                        (since 1996), Benson Family
                                                        Limited Partnership No. 1
                                                        and Benson Family Limited
                                                        Partnership No. 2
                                                        (investment partnerships).


* Mr. Benson has a beneficial ownership interest in the Benson Family Limited Partnership No. 2 and the Donald E. Benson Trust,
  which owns 0.86300% ($108,039) of MassMutual High Yield Partners II LLC and 1.59110% ($67,767) of MassMutual Corporate Value
  Partners Limited, each an investment fund that may be deemed to be controlled by MassMutual.

                              INDEPENDENT TRUSTEES

                                                                                  PORTFOLIOS
                          POSITION(S)    OFFICE TERM         PRINCIPAL             OVERSEEN
       NAME (AGE),         WITH THE     AND LENGTH OF    OCCUPATIONS DURING         IN FUND
        ADDRESS            TRUST(S)      TIME SERVED        PAST 5 YEARS            COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL H. BROWN (54)     Trustee /     Term expires    Private Investor; and           2   Independent Director (since 2006),
                          Nominee       2011; Trustee   Managing Director                   Invicta Holdings LLC and its
1500 Main Street                        since 2005      (1994-2005), Morgan                 subsidiaries (a derivative trading
P.O. Box 15189                                          Stanley.                            company owned indirectly by MassMutual).
Springfield, MA 01115-5189


DONALD GLICKMAN* (77)     Trustee       Term expires    Chairman (since 1992),          2   Director (since 1984), Monro Muffler and
                                        2013; Trustee   Donald Glickman and                 Brake, Inc. (automobile repair service);
1500 Main Street                        since 1992      Company, Inc. (private              and Lead Director (1998-2009), MSC
P.O. Box 15189                                          investments); and Partner           Software Corp. (simulation software).
Springfield, MA 01115-5189                              (since 1992), J.F. Lehman
                                                        & Co. (private investments).


* MassMutual and its affiliates are limited partners in three private investment funds in which affiliates of J.F. Lehman & Co.
  serve as the general partner and adviser and as such hold a carried interest. During the past two fiscal years, MassMutual and its affiliates have paid approximately $307,362 in management fees to these J.F. Lehman affiliates attributable to the investments in the limited partnerships.

                              INDEPENDENT TRUSTEES

                                                                                  PORTFOLIOS
                          POSITION(S)    OFFICE TERM         PRINCIPAL             OVERSEEN
       NAME (AGE),         WITH THE     AND LENGTH OF    OCCUPATIONS DURING         IN FUND
        ADDRESS            TRUST(S)      TIME SERVED        PAST 5 YEARS            COMPLEX   OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
MARTIN T. HART* (75)      Trustee       Term expires    Private Investor; and          2    Director (since 2004), Texas Roadhouse,
                                        2012; Trustee   President and Director              Inc. (operates restaurant chain);
1500 Main Street                        since 1991      (since 1983), H Investment          Director (since 1999), ValueClick Inc.
P.O. Box 15189                                          Company LLC (family                 (internet advertising company); and
Springfield, MA 01115-5189                              partnership).                       Director (2002-2009), Spectranetics
                                                                                            Corp. (medical device company).


CORINE T. NORGAARD (73)   Trustee /     Term expires    President and Owner (since     34   Trustee (since 2005), MML Series
                          Nominee       2011; Trustee   2009), Retirement Options           Investment Fund II (an open-end
1500 Main Street                        since 1998      (trains and certifies               investment company advised by
P.O. Box 15189                                          retirement coaches); and            MassMutual); Trustee (since 2004),
Springfield, MA 01115-5189                              President (2004-2005),              MassMutual Premier Funds (an open-end
                                                        Thompson Enterprises Real           investment company advised by
                                                        Estate Investment.                  MassMutual); Director (since 1991), ING
                                                                                            Series Fund, Inc. (investment company);
                                                                                            Director (since 1991), ING Variable
                                                                                            Portfolios, Inc. (investment company);
                                                                                            Director (since 1991), ING Strategic
                                                                                            Allocations Portfolios, Inc. (investment
                                                                                            company); and Director (1991-2009), ING
                                                                                            GET Fund (investment company).


MALEYNE M. SYRACUSE (54)  Trustee /     Term expires    Private Investor; Managing     2    Managing Director (1981-2000), Deutsche
                          Nominee       2011; Trustee   Director (2000-2007), JP            Bank Securities.
1500 Main Street                        since 2007      Morgan Securities, Inc.
P.O. Box 15189                                          (investments and banking).
Springfield, MA 01115-5189


* Mr. Hart owns 0.87800% ($109,616) of MassMutual High Yield Partners II LLC and 0.79550% ($33,881) of MassMutual Corporate Value
  Partners Limited, each an investment fund that may be deemed to be controlled by MassMutual.

                             OFFICERS OF THE TRUSTS

                          POSITION(S)    OFFICE TERM*
       NAME (AGE),         WITH THE      AND LENGTH OF
        ADDRESS            TRUST(S)      TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL L. KLOFAS (50)       President     Since 2009   Vice President (1998-2009) of the Trusts; Managing Director (since 2000),
                                                        Babson Capital; and President (since 2009), Vice President (2005-2009),
1500 Main Street                                        MMCI Subsidiary Trust and MMPI Subsidiary Trust.
P.O. Box 15189
Springfield, MA 01115-5189


JAMES M. ROY (48)               Vice       Since 2005   Treasurer (2003-2005), Associate Treasurer (1999-2003) of the Trusts;
                           President and                Managing Director (since 2005), Director (2000-2005), Babson Capital; and
1500 Main Street          Chief Financial               Trustee (since 2005), Treasurer (since 2005), Controller (2003-2005), MMCI
P.O. Box 15189                Officer                   Subsidiary Trust and MMPI Subsidiary Trust.
Springfield, MA 01115-5189


CHRISTOPHER A. DEFRANCIS        Vice       Since        Associate Secretary (2008-2010) of the Trusts; Co-General Counsel,
(44)                       President and   12/2010      Secretary and Managing Director (since 2010), Senior Counsel, Assistant
                             Secretary                  Secretary and Managing Director (2010), Assistant Secretary and Counsel
1500 Main Street                                        (2008-2009), Babson Capital; Counsel (2001-2009), Massachusetts Mutual Life
P.O. Box 15189                                          Insurance Company; Vice President and Secretary (since 2010), Assistant
Springfield, MA 01115-5189                              Secretary (2009-2010) MMCI Subsidiary Trust and MMPI Subsidiary Trust.



* Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees of each Trust. The officers were last elected on July 21, 2010, except for Mr. DeFrancis who replaced Ms. Walsh as Vice President and Secretary on December 10, 2010.

                             OFFICERS OF THE TRUSTS

                          POSITION(S)    OFFICE TERM*
       NAME (AGE),         WITH THE      AND LENGTH OF
        ADDRESS            TRUST(S)      TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN T. DAVITT, JR. (43)    Comptroller    Since 2001   Director (since 2000), Babson Capital; and Controller (since 2005), MMCI
                                                        Subsidiary Trust and MMPI Subsidiary Trust.
1500 Main Street
P.O. Box 15189
Springfield, MA 01115-5189


MELISSA M. LAGRANT (37)        Chief       Since 2006   Managing Director (since 2005), Babson Capital; Vice President and Senior
                            Compliance                  Compliance Trading Manager (2003-2005), Loomis, Sayles & Company, L.P.; and
1500 Main Street              Officer                   Assistant Vice President-Business Risk Management Group (2002-2003),
P.O. Box 15189                                          Assistant Vice President-Investment Compliance (2001-2002), Zurich Scudder
Springfield, MA 01115-5189                              Investments/Deutsche Asset Management.


DANIEL J. FLORENCE (38)      Treasurer     Since 2008   Associate Treasurer (2006-2008) of the Trusts; and Associate Director
                                                        (since 2008), Analyst (2000-2008), Babson Capital.
1500 Main Street
P.O. Box 15189
Springfield, MA 01115-5189

* Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees of each Trust. The officers were last elected on July 21, 2010.

                             OFFICERS OF THE TRUSTS

                          POSITION(S)    OFFICE TERM*
       NAME (AGE),         WITH THE      AND LENGTH OF
        ADDRESS            TRUST(S)      TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
JILL A. FIELDS (51)         Vice President  Since 2006  Managing Director (since 2000), Babson Capital; and Vice President (since
                                                        2006), MMCI Subsidiary Trust and MMPI Subsidiary Trust.
1500 Main Street
P.O. Box 15189
Springfield, MA 01115-5189


MICHAEL P. HERMSEN (50)     Vice President  Since 1998  Managing Director (since 2000), Babson Capital; Vice President (since
                                                        2005), MMCI Subsidiary Trust and MMPI Subsidiary Trust; Director (since
1500 Main Street                                        2009), Babson Capital Asia Limited; and Director (since 2009), Babson
P.O. Box 15189                                          Capital Australia Holding Company Pty. Ltd. and Babson Capital Australia
Springfield, MA 01115-5189                              Pty. Ltd.


MARY WILSON KIBBE (57)      Vice President  Since 1992  Head of Fixed Income Team (since 2000), Managing Director (since 2000),
                                                        Babson Capital.
1500 Main Street
P.O. Box 15189
Springfield, MA 01115-5189


* Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees of each Trust. The officers were last elected on July 21, 2010.

                             OFFICERS OF THE TRUSTS

                          POSITION(S)    OFFICE TERM*
       NAME (AGE),         WITH THE      AND LENGTH OF
        ADDRESS            TRUST(S)      TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
RICHARD E. SPENCER, II (48) Vice President  Since 2002  Managing Director (since 2000), Babson Capital; and Vice President (since
                                                        2005), MMCI Subsidiary Trust and MMPI Subsidiary Trust.
1500 Main Street
P.O. Box 15189
Springfield, MA 01115-5189









* Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees of each Trust. The officers were last elected on July 21, 2010.
  position(s)

The following provides an overview of the considerations that led each Board to conclude that each individual serving as a Trustee of each Trust should so serve. The current members of each Board have joined the Board at different points in time since 1986. Generally, no one factor was decisive in the original selection of an individual to join each Board. Among the attributes common to all Trustees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Trusts' investment adviser, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. In recommending the election or appointment of the current Board members as Trustees, the Nominating Committee generally considered (i) the educational, business and professional experience of each individual; (ii) the individual's record of service as a director or trustee of public or private organizations; and (iii) how the individual's skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. The Nominating Committee also considered that during their service as members of the Boards of Trustees of the Trusts, the Trustees have demonstrated a high level of diligence and commitment to the interests of each Trust's shareholders and the ability to work effectively and collegially with other members of the Board.

The following summarizes each Trustee's professional experience and additional considerations that contributed to each Board's conclusion that each individual should serve on the Board.

MR. BARRETT - Mr. Barrett brings over 30 years of investment banking experience to each Board. Mr. Barrett is the President of WJ Barrett Associates, Inc., former President of Barrett-Gardner Associates, Inc., a private merchant bank and was a Senior Vice President with Janney Montgomery Scott LLC, a financial services firm, for over 26 years. Mr. Barrett has substantial board experience, having served on the boards of over 20 publicly traded companies. He has served as a Director of TGC Industries, Inc. since 1979, and also currently serves on the boards of Chase Packaging Corporation, Rumson-Fair Haven Bank and Trust Company, and Supreme Industries, Inc.

MR. BENSON - Mr. Benson has extensive executive and board experience in the financial services industry. He has served as an Executive Vice President of Marquette Financial Companies since 1992 and a Partner of Benson Family Limited Partnership No. 1 and Benson Family Limited Partnership No. 2 (investment partnerships) since 1996. He serves as Vice President of CRP Sports, Inc. (the managing general partner of the Minnesota Twins baseball club). Mr. Benson also serves as a Director for First California Financial Group, Inc. (f/k/a National Mercantile Bancorp) since 1997. He served as an Independent Director of MAIR Holdings Inc. He also served as a Partner of Benson, Pinckney and Oates Partnership (building partnership) from 1987 to 2004. Mr. Benson also has substantial investment company board experience, having served on the Board of each Trust for over 23 years.

MR. BROWN - Mr. Brown brings over 25 years of experience in investment banking and the financial advisory industry to each Board. Mr. Brown previously worked as an investment banker with Morgan Stanley. Additionally, Mr. Brown also serves as a Director of Invicta Holdings LLC, Invicta Advisors LLC, Invicta Capital LLC and Invicta Credit LLC, a group of companies involved in writing and selling credit protection in the credit derivatives market on tranches of corporate, RMBS and CMBS exposure.

MR. GLICKMAN - Mr. Glickman has substantial experience in the private equity, corporate banking and investment industries, including experience with financial reporting obligations and oversight of investments. He is a Founding Partner of J.F. Lehman & Co. and the Chairman of Donald Glickman & Co, Inc., both private investment firms. Mr. Glickman served on the audit committee of MSC Software, Inc. and has substantial investment company board experience, having served on the Board of each Trust for over 19 years.

MR. HART - Mr. Hart brings over 33 years of experience as a private investor to each Board. In his capacity as a private investor, Mr. Hart has served as an executive officer or board member of many of the companies in which he invested. Mr. Hart currently serves as a Director of Texas Roadhouse, Inc. and ValueClick Inc.

MR. JOYAL - Mr. Joyal brings over 36 years of executive and board experience in the investment management business to each Board. Mr. Joyal previously served as the President of each Trust and the President of each Trust's investment adviser, Babson Capital. He also has substantial board experience, including his service on two other investment company boards (MassMutual Select Fund and MML Series Investment Fund). Mr. Joyal is a Chartered Financial Analyst.

MR. NOREEN - Mr. Noreen's experiences as President, Vice Chairman, member of the Board of Managers and a Managing Director of Babson Capital provide the Boards with insight into investment company operational, financial and investment matters. The Boards benefit from Mr. Noreen's 26 years of investment management and oversight experience related to public equities and corporate credit related investments, including private and public bonds, mezzanine and private equity investments and structured credit products. Mr. Noreen also has extensive experience in financial services operations resulting from his years at Babson Capital and from acting as a director of private investment companies and finance companies.

DR. NORGAARD - Dr. Norgaard brings substantial executive, board and academic experience in corporate finance and governance to each Board. Dr. Norgaard is owner and President of Retirement Options, a company that trains and certifies retirement coaches. Dr. Norgaard is also a professor and author in business and finance, and previously served as the Dean of the Barney School of Business at the University of Hartford and the Dean of the School of Management at the State University of New York, Binghamton, where she also held the title of KPMG Peat Marwick professor of accounting. Dr. Norgaard has extensive board experience, including service as a former director of the Advest Bank and former President of Thompson Enterprises Real Estate Investment, chairperson of the investment and finance committees for the CT Health Foundation, and chairperson of the finance committee of Windham Hospital. Dr. Norgaard also has substantial investment company board experience, having served on each Board for over 11 years, as well as her service on four other investment company boards (MassMutual Premier Funds, MML Series Investment Fund II, ING Variable Portfolio, Inc. and ING Series Funds, Inc.). Dr. Norgaard is a Certified Public Accountant.

MS. SYRACUSE - Ms. Syracuse brings substantial experience in investment banking, corporate finance and the financial advisory industry to each Board. Ms. Syracuse's previous positions include her work as an investment banker at JP Morgan Securities, Inc. and Deutsche Bank Securities (f/k/a Banker's Trust Company.)

                    SHARE OWNERSHIP OF TRUSTEES AND OFFICERS

As of January 20, 2011, the Trustees and Officers of each Trust individually beneficially owned less than one percent (1%) of each of MCI's and MPV's outstanding shares and as a group beneficially owned 0.91% of MCI's outstanding shares and 1.15% of MPV's outstanding shares. This information is based on information furnished by each Trustee and Officer. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). Also, as of January 20, 2011, Babson Capital, the investment adviser to each Trust, beneficially owned 0.87% of the outstanding shares of MCI and 1.42% of the outstanding shares of MPV.

Members of each Board of Trustees historically have invested in one or both of the Trusts, as is consistent with their individual financial goals. In October 2010, this policy was formalized through adoption of a requirement that each Independent Trustee invest one year's worth of fees received for serving as trustee of the Trusts (excluding committee fees) in shares of one or both of the Trusts. Investments in the name of family members or entities controlled by a Trustee constitute Trust holdings of such Trustee for purposes of this policy, and a three-year phase-in period applies to such investment requirements for Trustees and newly elected Trustees. In implementing such policy, a Board member's Trust holdings existing on October 22, 2010, are valued as of such date with subsequent investments valued at cost.

The table below sets forth information regarding the beneficial ownership* of each Trust's shares by each Trustee and the Officers beneficially owning shares based on the market value of such shares as of January 20, 2011.

             DOLLAR RANGES OF SHARES OWNED BY TRUSTEES AND OFFICERS

NAME OF          DOLLAR RANGE         DOLLAR RANGE      AGGREGATE DOLLAR RANGE
NOMINEE/         OF SHARES            OF SHARES         OF SHARES IN THE FAMILY
TRUSTEE          IN MCI               IN MPV            OF INVESTMENT COMPANIES
--------------------------------------------------------------------------------
W. Barrett       Over $100,000        Over $100,000     Over $100,000
D. Benson        $50,001-$100,000     Over $100,000     Over $100,000
M. Brown         Over $100,000        $10,001-$50,000   Over $100,000
D. Glickman      Over $100,000        $10,001-$50,000   Over $100,000
M. Hart          Over $100,000        Over $100,000     Over $100,000
R. Joyal         Over $100,000**      Over $100,000     Over $100,000**
C. Noreen        Over $100,000**      None              Over $100,000**
C. Norgaard      $10,001-$50,000      $10,001-$50,000   $50,001-$100,000
M. Syracuse      $10,001-$50,000      $10,001-$50,000   $10,001-$50,000
M. Klofas        Over $100,000**      None              Over $100,000**
J. Fields        $50,001-$100,000**   None              $50,001-$100,000**
M. Hermsen       Over $100,000        $10,001-$50,000   Over $100,000
M. Kibbe         Over $100,000**      None              Over $100,000**
R. Spencer       $10,001-$50,000      None              $10,001-$50,000

* Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.
** Includes interest derived from the market value of MCI common shares represented in the Babson Capital and/or MassMutual non-qualified compensation deferral plans. However, pursuant to the terms of the plans, neither the plans nor the participant has actual ownership of Trust shares.

                           BOARD LEADERSHIP STRUCTURE

The Board for each Trust consists of nine Trustees, seven of whom are Independent Trustees. As discussed below, three of the standing committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, are comprised exclusively of Independent Trustees.

Mr. Noreen, an "interested person" of each Trust, as defined in Section 2(a)
(19) of the 1940 Act, serves as Chairman of each Board of Trustees. Mr. Noreen presides at meetings of each Board and acts as a liaison with service providers, officers, and other Trustees generally between meetings, and performs such other functions as may be requested by each Board from time to time. The Independent Trustees have not designated a lead Independent Trustee, but the Chairman of the Audit Committee, Mr. Benson, generally acts as chairman of meetings or executive sessions of the Independent Trustees, and when appropriate, represents the views of the Independent Trustees to management. The Board of each Trust reviews its leadership structure periodically and believes that the leadership structure is appropriate to enable each Board to exercise its oversight of each Trust. Each Board also believes that its structure, including the active role of the Independent Trustees, facilitates an efficient flow of information concerning the management of each Trust to the Independent Trustees.

Each Board provides oversight of the services provided by Babson Capital, including risk management activities. In addition, each committee of each Board provides oversight of Babson Capital's risk activities with respect to the particular activities within the committee's purview. In the course of providing oversight, the Board and relevant committees for each Trust receive a wide range of reports on the Trusts' activities, including each Trust's investment portfolio, the compliance of the Trusts with applicable laws, and the Trusts' financial accounting and reporting. The Board and Audit Committee for each Trust meet periodically with the Trusts' Chief Compliance Officer regarding the compliance of the Trusts with federal securities laws and the Trusts' internal compliance policies and procedures. In addition, both the Audit Committee and the full Board of each Trust regularly review information and materials concerning risks specific to the Trusts and Babson Capital, including presentations by various officers of the Trusts, investment personnel for the Trusts, Babson Capital, Corporate Audit, the independent auditors for the Trusts (KMPG LLP) and Counsel to the Trusts.

    INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD OF TRUSTEES

Each Board of Trustees has an Audit Committee, a Joint Transactions Committee, a Nominating Committee and a Governance Committee.

The Audit Committee of each Trust is comprised exclusively of Trustees who are not "interested persons" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, and operates pursuant to a written Audit Committee Charter, which is available on each Trust's website, www.babsoncapital.com/mci and www.babsoncapital.com/mpv. A print copy of the Audit Committee Charter may also be obtained by calling, toll-free, 1-866-399-1516. The present members of the Audit Committee of each Trust are Donald

E. Benson (Chairman), Michael H. Brown and Corine T. Norgaard. Each member of the Audit Committee qualifies as an "Independent Trustee" under the current listing standards of the New York Stock Exchange (the "Listing Standards") and the rules of the U.S. Securities and Exchange Commission ("SEC"). In accordance with the SEC's rules implementing Section 407 of the Sarbanes-Oxley Act of 2002 and upon due consideration of the qualifications of each member of each Trust's Audit Committee, each Board designated Mr. Benson as the Trust's Audit Committee Financial Expert.

In accordance with the standards set forth in the Audit Committee Charter of each Trust, the Audit Committee is responsible for: oversight matters; financial statement and disclosure oversight matters; matters related to the hiring, retention, and oversight of the Trust's independent accountants; certain accounting and audit related oversight matters; and certain other matters as set forth in the Audit Committee Charter. During the twelve months ended December 31, 2010, the Audit Committee held eight meetings.

The Joint Transactions Committee of each Trust is comprised of all Trustees who are not "interested persons" of the Trust, as defined in Section 2(a)(19) of the 1940 Act. This Committee reviews certain joint investment transactions between each Trust and MassMutual pursuant to the conditions set forth in the Trust's SEC exemptive order under Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. This Committee acts primarily by written consent (fourteen consents were executed by Committee members, approving twenty-six investments and turning down zero investments during the past fiscal year). The Committee also met five times during the year in conjunction with meetings of each Trust's Board of Trustees (approving seven investments and turning down zero investments during the past fiscal year).

The Governance Committee of each Trust is currently comprised of Robert E. Joyal (Chairman), William J. Barrett, Michael H. Brown, Donald Glickman and Maleyne M. Syracuse. The Governance Committee considers, evaluates and makes recommendations to the Board of Trustees of each Trust with respect to the structure, membership and function of the Board of Trustees and the Committees thereof, including the compensation of the Trustees. During the twelve months ended December 31, 2010, the Governance Committee held four meetings.

The Nominating Committee of each Trust currently is comprised of all Independent Trustees and is chaired by Corine T. Norgaard. A current copy of each Trust's Nominating Committee's Charter can be found on each Trust's website, www.babsoncapital.com/mci and www.babsoncapital.com/mpv. This Committee met once during fiscal year 2010.

The Nominating Committee is responsible for identifying and nominating individuals to serve as Trustees who are not "interested persons" of each Trust ("Independent Trustees"). The Nominating Committee Charter contemplates that all nominees for Independent Trustees have a college degree or, in the judgment of the Committee, equivalent business experience. In addition, the Committee may take into account a wide variety of factors in considering Trustee candidates, giving such weight to any individual factor(s) as it deems appropriate, including but not limited to: availability and commitment of a candidate to attend meetings and perform his or her responsibilities on each Board; relevant industry and related experience; educational background; depth and breadth of financial expertise; and an assessment of the candidate's ability, judgment, expertise, reputation, and integrity. In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee. Different factors may assume greater or lesser significance at particular times, in light of the Board's present composition and the Committee's (or the Board's) perceptions about future issues and needs.

When each Board has or expects to have a vacancy for an Independent Trustee, the Nominating Committee will consider candidates recommended by each Trust's current Trustees; each Trust's shareholders; each Trust's officers; each Trust's investment adviser; and any other source the Committee deems to be appropriate. Shareholder recommendations to fill vacancies on the Board for Independent Trustees must be submitted in accordance with the provisions of the Nominating Committee Charter, which requires that shareholder recommendations be timely received, and contain biographical and other necessary information regarding the candidate that would be required for the Trust to meet its disclosure obligations under the proxy rules. The Nominating Committee will evaluate nominee candidates properly submitted by shareholders in the same manner as it evaluates candidates recommended by other sources.

During the past fiscal year, each Board of Trustees held five regular meetings (one of which was held by means of a telephone conference call). During the past fiscal year, each Trustee of each Trust attended all of the meetings of the Board of Trustees and all of the Committees of the Board on which s/he served.


          TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND TRUSTEES

Pursuant to the Investment Services Contract between each Trust and Babson Capital (the "Contract"), Babson Capital paid the compensation and expenses of the Trusts' officers and of all Trustees of the Trusts who were officers or employees of Babson Capital.

In April 2010, the Board reviewed the Trustee compensation structure and unanimously voted to approve an increase to certain fees paid to Trustees who are not officers or employees of Babson Capital. Trustees receive an annual retainer paid by MCI of $24,000 (an increase of $10,000) and by MPV of $16,000 (an increase of $6,000). Each Trust also pays an additional annual retainer fee to the Chairman of the Audit Committee in the amount of $3,000 (an increase of $500). Trustees of MCI also receive a fee of $3,000 (an increase of $750) and Trustees of MPV receive a fee of $2,000 (an increase of $500) for each meeting of each Board which they attend ($1,500 and $1,000 respectively for each meeting conducted by telephone conference call). Members of the Audit Committee, Nominating Committee and Governance Committee of each Trust receive an additional fee of $1,500 (an increase of $500) per meeting attended, including meetings conducted by telephone conference call. Pursuant to a deferred compensation plan, Trustees may defer receipt of their fees until their retirement from the Board or some other time at their election. During the fiscal year ended December 31, 2010, the aggregate direct remuneration to these Trustees and reimbursement of their out-of-pocket expenses paid was approximately $303,728.55 for MCI and $220,453.52 for MPV.

The following table discloses the compensation paid to each Trust's Trustees (not including reimbursement for out-of-pocket expenses) for the fiscal year ended December 31, 2010. The Trusts, MassMutual Premier Funds, MML Series Investment Fund, MassMutual Select Funds, and MML Series Investment Fund II are collectively referred to in the table below as the "Fund Complex". The Trustees do not receive pension or retirement benefits.

                            AGGREGATE         AGGREGATE        TOTAL
NAME OF                     COMPENSATION      COMPENSATION     COMPENSATION
TRUSTEE                     FROM MCI          FROM MPV         FROM FUND COMPLEX
--------------------------------------------------------------------------------
  William J. Barrett        $ 39,125          $ 28,000         $ 67,125
  Donald E. Benson            46,775            33,850           80,625
  Michael H. Brown            50,025            37,100           87,125
  Donald Glickman             39,125            28,000           67,125
  Martin T. Hart              33,125            22,000           55,125
  Robert E. Joyal               None*             None*         190,260**
  Clifford M. Noreen            None*             None*            None
  Corine T. Norgaard          44,025            31,100          180,950***
  Maleyne M. Syracuse         39,125            28,000           67,125
--------------------------------------------------------------------------------
  Total                     $291,325          $208,050         $795,460
--------------------------------------------------------------------------------

* No compensation is paid by either Trust to Trustees who are "interested persons" of the Trust.
** Mr. Joyal also serves as a Trustee of two open-end investment companies, MassMutual Select Funds and MML Series Investment Fund, both managed by MassMutual, the ultimate parent of Babson Capital. Mr. Joyal received $190,260 in total compensation from the Fund Complex (including interest paid through the deferred compensation plans of MassMutual Select Funds and MML Series Investment Fund) for the fiscal year ended December 31, 2010.
*** Dr. Norgaard also serves as a Trustee of two open-end investment companies, MassMutual Premier Funds and MML Series Investment Fund II, both managed by MassMutual, the ultimate parent of Babson Capital. Dr. Norgaard received $105,825 in total compensation for such service for the year ended December 31, 2010 in addition to her compensation from the Trusts.


                      AUDIT COMMITTEE REPORT OF EACH TRUST

Each Trust's Audit Committee oversees the Trust's financial reporting process on behalf of each Trust's Board of Trustees and operates under a written Charter adopted by each Trust's Board of Trustees. The Audit Committee meets with each Trust's management ("Management") and independent registered public accountants and reports the results of its activities to each Trust's Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with each Committee's and independent registered accountant's responsibilities, Management advised that each Trust's financial statements were prepared in conformity with generally accepted accounting principles.

Accordingly, each Trust's Audit Committee has:

|X| Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2010 with Management and KPMG LLP, each Trust's independent registered public accountants;

|X| Discussed with KPMG LLP those matters required to be discussed by SAS 61
    (Codification of Statements on Auditing Standards); and

|X| Received the written disclosure and the letter from KPMG LLP required by the Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committee Concerning Independence) and has discussed with KPMG LLP its independence.

Each Trust's Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG LLP for 2009 and 2010 for each Trust and for the non-audit services provided to Babson Capital, and Babson Capital's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant's independence.

In reliance on the reviews and discussions referred to above, each Trust's Audit Committee presents this Report to each Trust's Board of Trustees and recommends that each Trust's Board of Trustees (1) include the December 31, 2010 audited financial statements in the Annual Report to Shareholders for the fiscal year ended December 31, 2010, and (2) file such Annual Report with the Securities and Exchange Commission and the New York Stock Exchange.

Each Trust's Audit Committee appointed the firm of KPMG LLP as the Trust's auditor for the fiscal year ending December 31, 2011, and, in connection therewith, KPMG LLP will prepare all of each Trust's tax returns for the fiscal year ending December 31, 2011.

                SUBMITTED BY THE AUDIT COMMITTEE OF EACH TRUST'S
                               BOARD OF TRUSTEES

                    Donald E. Benson, Audit Committee Chair
                    Michael H. Brown, Audit Committee Member
                    Corine T. Norgaard, Audit Committee Member


FEBRUARY 16, 2011

Each Trust's Board of Trustees reviewed this Report and approved the audited financial statements for publication in each Trust's Annual Report.

                        THE TRUSTS' INDEPENDENT AUDITORS

KPMG LLP ("KPMG") audited the financial statements of each Trust, Babson Capital, and MassMutual for the fiscal year ended December 31, 2010. KPMG's audit report for each Trust contained no qualifications or modifications. A KPMG representative is expected to be present at the upcoming Annual Meeting. This representative shall have the opportunity to make a statement if he or she desires to do so, and it is expected that such representative will be available to respond to appropriate questions from shareholders. As noted above, KPMG will audit each Trust's 2011 financial statements and prepare each Trust's 2011 Federal and state tax returns.

                       FEES PAID TO INDEPENDENT AUDITORS

                               FEES BILLED TO MCI
-------------------------------------------------------------------------
                            KPMG LLP                    KPMG LLP
                            YEAR ENDED                  YEAR ENDED
                            DECEMBER 31, 2010           DECEMBER 31, 2009
-------------------------------------------------------------------------
Audit Fees                  $ 52,500                    $ 50,000
Audit-Related Fees                 0                           0
Tax Fees                      44,100                      42,000
All Other Fees                     0                           0
-------------------------------------------------------------------------
Total Fees                  $ 96,600                    $ 92,000
-------------------------------------------------------------------------



                               FEES BILLED TO MPV
-------------------------------------------------------------------------
                            KPMG LLP                    KPMG LLP
                            YEAR ENDED                  YEAR ENDED
                            DECEMBER 31, 2010           DECEMBER 31, 2009
-------------------------------------------------------------------------
Audit Fees                  $ 52,500                    $ 50,000
Audit-Related Fees                 0                           0
Tax Fees                      44,100                      42,000
All Other Fees                     0                           0
-------------------------------------------------------------------------
Total Fees                  $ 96,600                    $ 92,000
-------------------------------------------------------------------------



                            NON-AUDIT FEES BILLED TO
                         BABSON CAPITAL AND MASSMUTUAL
-------------------------------------------------------------------------
                            KPMG LLP                    KPMG LLP
                            YEAR ENDED                  YEAR ENDED
                            DECEMBER 31, 2010           DECEMBER 31, 2009
-------------------------------------------------------------------------
Audit-Related Fees          $937,100                    $1,108,792
Tax Fees                      47,100                        25,500
All Other Fees                     0                             0
-------------------------------------------------------------------------
Total Fees                  $984,200                    $1,134,292
-------------------------------------------------------------------------

The category "Audit-Related Fees" reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Trusts, Babson Capital, and MassMutual, such as SAS 70 review, IFRS consulting and agreed upon procedures reports. Preparation of Federal, state and local income tax returns and tax compliance work are representative of the fees reported in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG for consulting rendered to Babson Capital and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allows each Trust's Audit Committee to establish a pre-approval policy for certain services rendered by the Trust's independent accountants. During 2009, each Trust's Audit Committee approved all of the services rendered to the Trust by KPMG and did not rely on such a pre-approval policy for any such services.

The 2009 fees billed represent final 2009 amounts, which may differ from the preliminary figures available as of the publication date of the Trusts' 2010 Proxy Statement and includes, among other things, fees for services that may not have been billed as of the publication date of the Trusts' 2010 Proxy Statement, but are now properly included in the 2009 fees billed to each Trust, Babson Capital and MassMutual.

                                 OTHER BUSINESS

The Board of Trustees of each Trust knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies on such matters in accordance with their best judgment.


                               INVESTMENT ADVISER

Babson Capital provides investment management and certain administrative services to MCI pursuant to an Investment Services Contract and to MPV pursuant to an Investment Advisory and Administrative Services Contract.

Babson Capital (including its wholly owned subsidiaries) currently has over $133 billion in assets under management and provides investment management services to registered investment companies, unregistered investment companies and institutional investors (such as insurance companies, pension plans, endowments and foundations). MassMutual Holding LLC is the direct owner of 100% of the voting shares of Babson Capital. MassMutual owns all of the voting shares of MassMutual Holding LLC. MassMutual and MassMutual Holding LLC are located at 1295 State Street, Springfield, Massachusetts 01111. Babson Capital has an office at 1500 Main Street, Springfield, Massachusetts 01115 and its principal office is located at Independence Wharf, 470 Atlantic Avenue, Boston, Massachusetts 02210.

                        CERTAIN ADMINISTRATIVE SERVICES

MassMutual indirectly provides certain administrative services to each Trust including, but not limited to, accounting services, meeting facilities, legal support, report preparation, and other services provided to Babson Capital, each Trust's investment adviser. MassMutual's principal business address is 1295 State Street, Springfield, Massachusetts 01111.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Each Trust's Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers, and persons who own more than 10% of any class of outstanding securities of each Trust are required to file forms reporting their affiliation with each Trust and reports of ownership and changes in ownership of each Trust's securities with the SEC and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish each Trust with copies of all such forms they file. Based solely on a review of these forms furnished to the Trusts as well as certain internal documents, each Trust believes that its Trustees and relevant officers, Babson Capital, and its relevant affiliated persons have all complied with applicable filing requirements during each Trust's fiscal year ended December 31, 2010 with the exception of Donald E. Benson who inadvertently filed a late Form 4 for MPV due to late receipt of trade confirmations in the quarterly Dividend Reinvestment and Cash Purchase Plan.


               PROPOSALS BY SHAREHOLDERS AND COMMUNICATIONS WITH
                             THE BOARD OF TRUSTEES

Any Shareholder intending to present a proposal at the Annual Meeting to be held in 2012 who wishes to have such proposal included in the Trust's proxy material for that meeting, should forward his/her written proposal to the Trust,
Attention: Secretary. Proposals must be received on or before November 7, 2011, to be considered for inclusion in the Trust's proxy material for its 2012 Annual Meeting.

Pursuant to procedures approved by each Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act, Shareholders may mail written communications to the Board of Trustees by writing the Trust's Chief Financial Officer at the office of the Trust's investment adviser or by emailing the respective Trust's Chief Financial Officer at mcimailbox@massmutual.com or mpvmailbox@massmutual.com. When writing to a Trust's Board of Trustees, Shareholders should identify themselves, the fact that the communication is directed to the Board of Trustees, and any relevant information regarding their Trust holdings.

                             ADDITIONAL INFORMATION

Proxies will be solicited by mail and may be solicited in person or by telephone, electronically, or facsimile by officers of each Trust. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by each Trust's officers in person, by telephone, or by facsimile will be borne by each respective Trust. In addition, each Trust may retain an outside firm to solicit proxies, which would involve additional expenses, payable by each Trust. The Trust will reimburse banks, brokers, and other persons holding each respective Trust's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares, which reimbursement will not be submitted to a vote of each respective Trust's Shareholders.

Each Trust will arrange for at least one Trustee to attend its 2011 Annual Meeting of Shareholders; will encourage all of its Trustees to attend its Annual Meetings of Shareholders; and will endeavor to arrange Annual Meetings of Shareholders on the same date as a Board of Trustees meeting to facilitate Trustee attendance. Five of the Trusts' Trustees attended the April 16, 2010 Annual Meeting.

Only one copy of the Proxy Statement may be mailed to each household, even if more than one person in the household is a Trust Shareholder of record. If a Shareholder needs an additional copy of this Proxy Statement, please contact the Trust at 1-866-399-1516. Shareholders may also access a copy of the Proxy Statement online at www.babsoncapital.com/mci and www.babsoncapital.com/mpv. If any Shareholder does not want the mailing of his or her Proxy Statement to be combined with those for other members of the Shareholder's household, please contact:

Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
or by telephone at
1-800-647-7374
or contact your financial intermediary.

                                 ANNUAL REPORT

The Annual Report of each Trust for its fiscal year ended December 31, 2010, including financial statements, a schedule of the Trusts' investments as of such date and other data, was mailed on or about March 1, 2011, to all shareholders of record. Any shareholder may request a copy of the Annual Report and the most recent semi-annual report, which will be furnished without charge, by calling (toll-free) the Trusts' transfer agent, Shareholder Financial Services, Inc., at 1-800-647-7374.


                                                  By order of the Board
                                                  of Trustees,

                                                  /s/ Christopher A. DeFrancis

                                                  Christopher A. DeFrancis
                                                  Vice President and Secretary




1500 Main Street
Springfield, Massachusetts 01115
March 4, 2011

MMCIPI5551

MASSMUTUAL CORPORATE INVESTORS         TO VOTE BY INTERNET
C/O PROXY SERVICES                     1) Read the Joint  Proxy  Statement  and
P.O. BOX 9112                             have the proxy card below at hand.
FARMINGDALE, NY 11735                  2) Go to website www.proxyvote.com
                                       3) Follow the  instructions  provided on
                                          the website.

                                       TO VOTE BY MAIL
                                       1) Read the Joint Proxy Statement.
                                       2) Check  the  appropriate  boxes on the
                                          proxy card below.
                                       3) Sign and date the proxy card.
                                       4) Return the proxy card in the envelope
                                          provided.





TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                                M31714-P08600     KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY

                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
====================================================================================================================================
MASSMUTUAL CORPORATE INVESTORS                         For   Withhold For All    To withhold authority to vote for any individual
                                                       All      All   Except     nominee(s), mark "For All Except" and write the
VOTE ON TRUSTEES                                                                 name(s) of the nominee(s) on the line below.
                                                       [ ]      [ ]     [ ]
1.  ELECTION OF TRUSTEES - for three-year terms,                                 -------------------------------------------------
    or until their respective successors are duly
    elected and qualified.

     Nominees for election:
     ----------------------
     01) Michael H. Brown
     02) Corine T. Norgaard
     03) Maleyne M. Syracuse





                                                                                                           For   Against   Abstain
2. OTHER BUSINESS

   In their discretion, the proxy or proxies are authorized to vote upon such other business or matters
   as may properly come before the Annual Meeting or any adjournment or adjournments thereof.              [ ]     [ ]       [ ]









Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign.
When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.



------------------------------------------                            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]    Date                            Signature (Joint Owners)            Date
====================================================================================================================================

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
MEETING: The Notice and Joint Proxy Statement is available at http://www.babsoncapital.com/mci or at www.proxyvote.com.


















================================================================================
                                                                   M31715-P08600



                         MASSMUTUAL CORPORATE INVESTORS


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Christopher A. DeFrancis and James M. Roy, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of MassMutual Corporate Investors (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 15, 2011, at 1:30 p.m. Eastern Time, and at any adjournments thereof (the "Annual Meeting").


THIS PROXY WILL BE VOTED ON ITEM (1) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM (1).

THIS PROXY WILL BE VOTED ON ITEM (2) IN THE SOLE AND ABSOLUTE DISCRETION OF THE PROXY, AND IN THE ABSENCE OF INSTRUCTIONS, THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE ON A MATTER RAISED PURSUANT TO ITEM (2).

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.
================================================================================

MASSMUTUAL PARTICIPATION INVESTORS     TO VOTE BY INTERNET
C/O PROXY SERVICES                     1) Read the Joint  Proxy  Statement  and
P.O. BOX 9112                             have the proxy card below at hand.
FARMINGDALE, NY 11735                  2) Go to website www.proxyvote.com
                                       3) Follow the  instructions  provided on
                                          the website.

                                       TO VOTE BY MAIL
                                       1) Read the Joint Proxy Statement.
                                       2) Check  the  appropriate  boxes on the
                                          proxy card below.
                                       3) Sign and date the proxy card.
                                       4) Return the proxy card in the envelope
                                          provided.





TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                                M31717-P08601     KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY

                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
====================================================================================================================================
MASSMUTUAL PARTICIPATION INVESTORS                     For   Withhold For All    To withhold authority to vote for any individual
                                                       All      All   Except     nominee(s), mark "For All Except" and write the
VOTE ON TRUSTEES                                                                 name(s) of the nominee(s) on the line below.
                                                       [ ]      [ ]     [ ]
1.  ELECTION OF TRUSTEES - for three-year terms,                                 -------------------------------------------------
    or until their respective successors are duly
    elected and qualified.

     Nominees for election:
     ----------------------
     01) Michael H. Brown
     02) Corine T. Norgaard
     03) Maleyne M. Syracuse





                                                                                                           For   Against   Abstain
2. OTHER BUSINESS

   In their discretion, the proxy or proxies are authorized to vote upon such other business or matters
   as may properly come before the Annual Meeting or any adjournment or adjournments thereof.              [ ]     [ ]       [ ]









Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign.
When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.



------------------------------------------                            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]    Date                            Signature (Joint Owners)            Date
====================================================================================================================================

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
MEETING: The Notice and Joint Proxy Statement is available at http://www.babsoncapital.com/mpv or at www.proxyvote.com.


















================================================================================
                                                                   M31718-P08601



                       MASSMUTUAL PARTICIPATION INVESTORS


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES




The undersigned hereby appoints Christopher A. DeFrancis and James M. Roy, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of MassMutual Participation Investors (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 15, 2011, at 1:30 p.m. Eastern Time, and at any adjournments thereof (the "Annual Meeting").


THIS PROXY WILL BE VOTED ON ITEM (1) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM (1).

THIS PROXY WILL BE VOTED ON ITEM (2) IN THE SOLE AND ABSOLUTE DISCRETION OF THE PROXY, AND IN THE ABSENCE OF INSTRUCTIONS, THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE ON A MATTER RAISED PURSUANT TO ITEM (2).


                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.
================================================================================